                                   Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13th day of March 2000.

         Signature                             Title


/s/ J. Carter Bacot                            Director
--------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13 day of March 2000.

         Signature                              Title


/s/ Purdy Crawford                              Director
-----------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13 day of March 2000.

         Signature                               Title


/s/ Roger N. Farah                               Director
----------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13th day of March 2000.

         Signature                               Title


/s/ Philip H. Geier Jr.                          Director
-------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 10th day of March 2000.

         Signature                            Title


/s/ Jarobin Gilbert, Jr.                      Director
--------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 12th day of March 2000.

         Signature                            Title


/s/ Allan Z. Loren                            Director
------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 15th day of March 2000.

         Signature                                   Title


/s/ Margaret P. MacKimm                              Director
-----------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 16 day of March 2000.

         Signature                            Title


/s/ John J. Mackowski                         Director
--------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 10th day of March 2000.

         Signature                            Title


/s/ James E. Preston                          Director
------------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose name appears below constitutes and appoints Dale W. Hilpert, Gary M. Bahler and Bruce L. Hartman, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the Venator Group 401(k) Plan and any and all amendments (including post-effective amendments to that Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirement of the Securities Act of 1933, this Power of Attorney has been signed on the 13th day of March 2000.

         Signature                               Title


/s/ Christopher A. Sinclair                      Director
---------------------------------